EXHIBIT 7.1
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                             JOINT FILING AGREEMENT

      The undersigned acknowledge and agree that the foregoing Amendment to
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.


Dated: May 10, 2007


                         CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
                         By:     Capital Z Partners, L.P., its
                                 General Partner
                         By:     Capital Z Partners, Ltd., its
                                 General Partner
                         By:     /s/ Craig Fisher
                                 -------------------------------------
                                 Name:  Craig Fisher
                                 Title: General Counsel

                         CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
                         By:     Capital Z Partners, L.P., its
                                 General Partner
                         By:     Capital Z Partners, Ltd., its
                                 General Partner
                         By:     /s/ Craig Fisher
                                 -------------------------------------
                                 Name:  Craig Fisher
                                 Title: General Counsel

                         CAPITAL Z PARTNERS, L.P.
                         By:     Capital Z Partners, Ltd., its
                                 General Partner
                         By:     /s/ Craig Fisher
                                 -------------------------------------
                                 Name:  Craig Fisher
                                 Title: General Counsel

                         CAPITAL Z PARTNERS, LTD.
                         By:     /s/ Craig Fisher
                                 -------------------------------------
                                 Name:  Craig Fisher
                                 Title: General Counsel

                         CAPITAL Z MANAGEMENT, LLC
                         By:     /s/ Craig Fisher
                                 -------------------------------------
                                 Name:  Craig Fisher
                                 Title: General Counsel




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                         UNION SQUARE UNIVERSAL PARTNERS, L.P.
                         By: UNION SQUARE UNIVERSAL GP, LLC, its General Partner
                         By:     /s/ Craig Fisher
                                 -------------------------------------
                                 Name:  Craig Fisher
                                 Title: General Counsel

                         UNION SQUARE UNIVERSAL GP, LLC
                         By:     /s/ Craig Fisher
                                 -------------------------------------
                                 Name:  Craig Fisher
                                 Title: General Counsel